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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 Current Report

                             Dated February 2, 2006

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

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Item 2.02. Results of Operations and Financial Condition

         On February 2, 2006, Zale Corporation issued a press release reporting its sales results for the second fiscal quarter ended January 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

         The attached press release includes a presentation of revenues for the three months and six months ended January 31, 2006, excluding the results of 29 Bailey Banks & Biddle stores (the "Liquidating Stores") previously announced as designated for closure that were managed by an independent liquidator during the period. The presentation of revenues, excluding the results of the Liquidating Stores, is not a measure of financial performance under generally accepted accounting principles ("GAAP") and should not be considered as an alternative to revenues as computed under GAAP for the applicable period, which include the results of the Liquidating Stores.

         The Company believes that a presentation of revenues excluding the results of the Liquidating Stores is helpful to investors because the Liquidating Stores were not operated in a manner consistent with the Company's ongoing operations. The Liquidating Stores were in the process of liquidating inventory and were managed by an independent liquidator during the period. In addition, in the Liquidating Stores, the independent liquidator also sold other merchandise that was not owned by the Company. In light of the significant differences in the operations of the Liquidating Stores, management does not consider the results of the Liquidating Stores in its computation of comparable store sales and will use revenue measures adjusted to exclude the results of the Liquidating Stores as part of its evaluation of the performance of the Company.

         The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            ZALE CORPORATION
                                            ----------------
                                            Registrant


Date:    February 2, 2006                   By: /s/ Cynthia T. Gordon
                                            -----------------------------------
                                            Cynthia T. Gordon
                                            Senior Vice President,
                                            Controller
                                            (principal accounting officer
                                            of the Registrant)
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                                  EXHIBIT INDEX

99.1         Press Release of Zale Corporation issued February 2, 2006